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                                                                                                  EXHIBIT 99.1
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                                      OFFICE OF THE UNITED STATES TRUSTEE
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
  In re:                                                            DEBTOR IN POSSESSION INTERIM STATEMENT
     Casmyn Corp., A Colorado Corporation
     28720 Canwood Street, Suite 207                                Statement Number:       1
     Agoura Hills, CA 91301                                                            -----------

                                                   Debtor,          For the period FROM:      12/07/99
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   Chapter 11 Case No:  SV 99-23968-AG                                            TO:         12/31/99
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                                                                          General              Payroll                 Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                  Account              Account               Account
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A.  Total Receipts per all Prior Interim Statements                 (Summary of all accounts)
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B.  Less:  Total Disbursements per all Prior Statements
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C.  Beginning Balance (A less B)                                           $1,760,316.70
D.  Receipts during Current Period
      TOTAL RECEIPTS THIS PERIOD                                               30,794.16
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E.  Balance Available (C plus D)                                           $1,791,110.86
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F.  Less:  Disbursements during Current Period




     TOTAL DISBURSEMENTS THIS PERIOD:                                           3,661.20
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G.  Ending Balance (E minus F)                                             $1,787,449.66
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